UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/14

Item 1.  Reports to Stockholders.

Annual Report
September 30, 2014

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Covered Bridge Fund Annual Report. For the Fund’s first year, twelve months ending September 30th, the Covered Bridge Fund Class A was up 12.55% in comparison to the S&P 500 which was up 18.78%. More importantly, the daily price volatility of the Fund for our first year was .65; thus, we were able to capture approximately 67% of the S&P 500’s return with 65% of the volatility. This performance is in line with our expectations of how the Fund should perform in an up market.* It is important to remember that due to the covered calls in the portfolio (which provide option premium income), the Fund will tend to underperform an equity only portfolio in a rising market.

The stated objective of the Covered Bridge Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. In the first year this objective was met. The Fund passes on the dividend income received from the underlying common stocks less Fund expenses on a quarterly basis and distributes option premium income and realized capital gains on an annual basis. We will be distributing much of our return this year back to shareholders in our annual capital gains distribution in December of 2014. For the fiscal year approximately 8% of our total distributions came from dividends, 28% from option premiums and 64% in realized gains from the sale of securities. These distribution percentages are in line with what we would have expected in a year when the market was up as strong as it was. Investors should expect these percentages to change in different market environments. For example, in a year in which the market was flat, we would expect option premiums to make up a larger percentage of the distribution.

During the Fund’s first fiscal year of performance, the market, as measured by the S&P 500, rose steadily higher without a correction greater than six percent, and when there was a small downturn, the market fully recovered within 30 days. In this environment volatility stayed at very low levels and throughout the year it was best to write calls at or near the money. This allowed us to take in a respectable call premium during the year but limited upside on the portion of the portfolio that was covered.

Over the last twelve months stock selection played an integral part in achieving attractive returns. Names such as Apple Inc (4.29%), Microsoft Corp. (1.35%), and Iron Mountain, Inc. (0.63%) offered an impressive price return as well as good call premiums over this period. These stocks outperformed their respective sectors as well as the overall market and offered attractive dividend yields.

Inevitably, there were stocks that did not perform according to expectations. Two offshore drillers, Transocean LTD (1.97%) and Ensco PLC (1.28%), both offered substantial divided yields of greater than 6%, but dramatically underperformed the market and the energy sector due to falling oil prices and a decline in utilization rates. Some of this underperformance was cushioned by the call writing and dividend payments, but this was not enough to offset the price decline. We are maintaining our positions in both of these companies as we move into 2015. Our view is that the price decline in these stocks fully reflects the recent decline in oil prices and given their substantial dividend yields, these companies should begin to perform better in the coming year.

The Covered Bridge Fund also found success in overweighting the Consumer Discretionary sector. This sector outperformed the market and the Fund was able to participate in the appreciation to a greater degree by maintaining our investments in the underlying companies. The Fund was underweight the Technology sector for most of the year but our stock selection in this sector more than offset our lower exposure and produced solid returns for our investors.

After a strong market over the last twelve months we expect the equity market to continue to be more volatile and produce more modest returns as we move into 2015. We believe this would be a good environment for the Covered Bridge Fund as an increase in volatility will potentially lead to higher option prices and, in turn, should produce a solid income stream generated from call premiums. We will likely keep our option strike prices closer to current equity prices in this environment with our focus being on seeking protection and income generation. Given our outlook on the US economy and monetary policy,

1

we do not feel it is time to protect the principal of the portfolio through the use of index put options. However, we will keep a close watch on both in 2015 and if our opinion changes we will act accordingly.

We will continue to focus our stock selection on above average dividend paying securities to meet our goal of producing income through dividends and option premiums. We look forward to another successful year for the Fund.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg & Michael Dashner

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund shares. The Covered Bridge Fund made a ($.0646 A share, $.0867 I share) distribution of net investment income during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Out of the money: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value. As a result, the value of an out of the money option erodes quickly with time as it gets closer to expiry. If it still out of the money at expiry, the option will expire worthless. Call Premium: The dollar amount over the par value of a callable fixed-income debt security that is given to holders when the security is called by the issuer. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock. Strike price: The price at which a specific derivative contract can be exercised. Strike prices is mostly used to describe stock and index options, in which strike prices are fixed in the contract. For call options, the strike price is where the security can be bought (up to the expiration date), while for put options the strike price is the price at which shares can be sold.

Put Options: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. The risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

(NLD code 5357-NLD-11/06/2014)

2

The Covered Bridge Fund
Portfolio Review (Unaudited)
September 30, 2014

Composition of the change in value of a $10,000 investment

The Fund’s performance figures* for the year ending September 30, 2014, compared to its benchmark:

Since
Inception*
The Covered Bridge Fund
Class A without load	12.55%
Class A with load	6.68%
Class I	12.88%
S&P 500 Total Return Index **	18.78%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2015, to ensure that the net annual fund operating expenses (excluding certain expenses) will not exceed 1.90% and 1.65%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated August 19, 2013, including underlying funds, are 2.53% for Class A and 2.28% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

3

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value

	COMMON STOCK - 98.9%
	AEROSPACE/DEFENSE - 1.0%
2,000	Boeing Co. ^	$254,760

	AGRICULTURE - 1.9%
6,000	Philip Morris International, Inc. ^	500,400

	BANKS - 6.1%
12,000	BB&T Corp. ^	446,520
8,000	JPMorgan Chase & Co. ^	481,920
8,000	US Bancorp ^	334,640
6,000	Wells Fargo & Co. ^	311,220
		1,574,300
	BEVERAGES - 1.3%
8,000	Coca-Cola Co. ^	341,280

	CHEMICALS - 3.3%
6,000	EI du Pont de Nemours & Co. ^	430,560
12,000	Potash Corp. of Saskatchewan, Inc. ^	414,720
		845,280
	COMPUTERS - 6.5%
11,000	Apple, Inc. ^	1,108,250
3,000	International Business Machines Corp. ^	569,490
		1,677,740
	COSMETICS/PERSONAL CARE - 1.9%
6,000	Procter & Gamble Co. ^	502,440

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
1,600	BlackRock, Inc. - Cl. A ^	525,312

	ELECTRIC - 6.2%
6,800	Duke Energy Corp. ^	508,436
18,000	Exelon Corp. ^	613,620
5,200	NextEra Energy, Inc. ^	488,176
		1,610,232
	ELECTRONICS - 1.8%
5,000	Honeywell International, Inc. ^	465,600

	ENGINEERING & CONSTRUCTION - 1.4%
16,400	ABB Ltd. - ADR * ^	367,524

	FOOD - 7.1%
5,000	Campbell Soup Co. ^	213,650
10,000	Kraft Foods Group, Inc. ^	564,000

See accompanying notes to financial statements.

4

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value

	FOOD - 7.1% (Continued)
12,000	Mondelez International, Inc. - Cl. A ^	$411,180
10,000	Sysco Corp. ^	379,500
6,800	Whole Foods Market, Inc. ^	259,148
		1,827,478
	INSURANCE - 2.7%
12,000	Aflac, Inc. ^	699,000

	IRON/STEEL - 2.6%
60,000	Vale SA - ADR # ^	660,600

	LEISURE TIME - 1.2%
8,000	Carnival Corp. ^	321,360

	MEDIA - 3.0%
13,500	Cablevision Systems Corp. - Class A ^	236,385
10,000	CBS Corp. - Class B ^	535,000
		771,385
	MINING - 4.1%
9,600	BHP Billiton Ltd. - ADR # ^	565,248
15,000	Freeport-McMoRan Copper & Gold, Inc. ^	489,750
		1,054,998
	MISCELLANEOUS MANUFACTURING - 2.0%
20,000	General Electric Co. ^	512,400

	OIL & GAS - 10.8%
11,000	BP PLC - ADR ^	483,450
8,000	Ensco PLC - Class A ^	330,480
10,000	Exxon Mobil Corp. ^	940,500
5,400	Occidental Petroleum Corp. ^	519,210
16,000	Transocean Ltd. #	511,520
		2,785,160
	PHARMACEUTICALS - 8.0%
6,000	Abbott Laboratories ^	249,540
5,000	AbbVie, Inc. ^	288,800
12,000	Bristol-Myers Squibb Co. ^	614,160
3,000	Johnson & Johnson ^	319,770
6,000	Merck & Co., Inc. ^	355,680
8,000	Pfizer, Inc. ^	236,560
		2,064,510
	REITS - 2.0%
5,000	Iron Mountain, Inc. ^	163,250
6,000	Ventas, Inc. ^	371,700
		534,950

See accompanying notes to financial statements.

5

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value

	RETAIL - 10.5%
8,000	Best Buy Co., Inc. ^	$268,720
2,600	Darden Resturants, Inc. ^	133,796
6,000	GameStop Corp. - Class A ^	247,200
2,300	Home Depot, Inc. ^	211,002
5,000	Lowe’s Cos., Inc. ^	264,600
8,000	McDonald’s Corp. ^	758,480
5,000	Nordstrom, Inc. ^	341,850
3,000	Target Corp. ^	188,040
5,000	Walgreen Co. ^	296,350
		2,710,038
	SEMICONDUCTORS - 2.4%
5,000	Microchip Technology, Inc. ^	236,150
5,000	QUALCOMM, Inc. ^	373,850
		610,000
	SOFTWARE - 3.1%
7,500	Microsoft Corp. ^	347,700
10,000	Paychex, Inc. ^	442,000
		789,700
	TELECOMMUNICATIONS - 4.9%
10,400	AT&T, Inc. ^	366,496
16,000	Cisco Systems, Inc. ^	402,720
10,000	Verizon Communications, Inc. ^	499,900
		1,269,116
	TOYS/GAMES/HOBBIES - 1.1%
9,000	Mattel, Inc. # ^	275,850

	TOTAL COMMON STOCK	25,551,413
	(Cost - $26,500,935)

	SHORT-TERM INVESTMENT - 4.3%
	MONEY MARKET FUND - 4.3%
1,100,081	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.04% +	1,100,081
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,100,081)

	TOTAL INVESTMENTS - 103.2% (Cost - $27,601,016) (a)	$26,651,494
	CALL OPTIONS WRITTEN (Premiums Received - $179,648) - (0.5) %	(123,957)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7) %	(688,389)
	NET ASSETS - 100.0%	$25,839,148

See accompanying notes to financial statements.

6

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Contracts **		Value

	CALL OPTIONS WRITTEN - (0.5) %
82	ABB Ltd. - ADR	$820
	Expiration October 2014, Exercise Price $23.00
30	Abbott Laboratories	600
	Expiration October 2014, Exercise Price $43.00
25	AbbVie, Inc.	750
	Expiration October 2014, Exercise Price $60.00
60	Aflac, Inc.	7,200
	Expiration October 2014, Exercise Price $57.50
55	Apple, Inc.	8,195
	Expiration October 2014, Exercise Price $101.43
50	AT&T, Inc.	900
	Expiration October 2014, Exercise Price $35.50
60	BB&T Corp.	600
	Expiration October 2014, Exercise Price $39.00
40	Best Buy Co., Inc.	4,640
	Expiration October 2014, Exercise Price $33.00
20	Best Buy Co., Inc.	720
	Expiration October 2014, Exercise Price $35.00
32	BHP Billiton LTD - ADR	352
	Expiration October 2014, Exercise Price $65.00
8	Blackrock, Inc.	4,400
	Expiration October 2014, Exercise Price $330.00
10	Boeing Co.	840
	Expiration October 2014, Exercise Price $130.00
55	BP PLC - ADR	275
	Expiration October 2014, Exercise Price $47.00
60	Bristol-Myers Squibb Co.	1,740
	Expiration October 2014, Exercise Price $52.50
75	Cablevision Systems Corp.	375
	Expiration October 2014, Exercise Price $19.00
50	Campbell Soup Co.	1,750
	Expiration October 2014, Exercise Price $43.00
40	Carnival Corp.	1,600
	Expiration October 2014, Exercise Price $41.00
49	CBS Corp.	1,323
	Expiration October 2014, Exercise Price $57.50
80	Cisco Systems, Inc.	3,440
	Expiration October 2014, Exercise Price $25.00
40	Coca-Cola Co.	3,920
	Expiration October 2014, Exercise Price $42.00
26	Darden Resturants, Inc.	1,690
	Expiration October 2014, Exercise Price $52.50

See accompanying notes to financial statements.

7

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Contracts **		Value

	CALL OPTIONS WRITTEN - (0.5) % (Continued)
34	Duke Energy Corp.	$2,380
	Expiration October 2014, Exercise Price $75.00
30	Du Pont (EI) De Nemours & Co.	2,310
	Expiration October 2014, Exercise Price $72.5
80	Ensco PLC	1,600
	Expiration October 2014, Exercise Price $44.00
90	Exelon Corp.	2,250
	Expiration October 2014, Exercise Price $35.00
50	Exxon Mobil	1,600
	Expiration October 2014, Exercise Price $97.50
55	Freeport-McMoran Copper & Gold, Inc.	385
	Expiration October 2014, Exercise Price $35.00
40	GameStop Corp.	1,760
	Expiration October 2014, Exercise Price $44.00
100	General Electric Co.	2,400
	Expiration October 2014, Exercise Price $26.00
13	Home Depot, Inc.	3,380
	Expiration October 2014, Exercise Price $90.00
25	Honeywell International, Inc.	450
	Expiration October 2014, Exercise Price $97.50
15	IBM Corp.	2,205
	Expiration October 2014, Exercise Price $195.00
50	Iron Mountain, Inc.	1,150
	Expiration October 2014, Exercise Price $35.00
15	Johnson & Johnson	1,080
	Expiration October 2014, Exercise Price $108.00
40	J.P. Morgan Chase & Co.	4,360
	Expiration October 2014, Exercise Price $60.00
50	Kraft Foods Group, Inc.	700
	Expiration October 2014, Exercise Price $57.50
25	Lowe’s Cos., Inc.	275
	Expiration October 2014, Exercise Price $55.00
60	Mattel, Inc.	4,740
	Expiration October 2014, Exercise Price $31.00
40	McDonalds Corp.	5,320
	Expiration October 2014, Exercise Price $95.00
30	Merck & Co., Inc.	1,740
	Expiration October 2014, Exercise Price $60.00
25	Microchip Technology, Inc.	1,125
	Expiration October 2014, Exercise Price $48.00
40	Microsoft Corp.	400
	Expiration October 2014, Exercise Price $48.00

See accompanying notes to financial statements.

8

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Contracts **		Value

	CALL OPTIONS WRITTEN - (0.5) % (Continued)
60	Mondelez International, Inc. - Cl. A	$240
	Expiration October 2014, Exercise Price $36.00
26	Nextera Energy, Inc.	2,210
	Expiration October 2014, Exercise Price $95.00
25	Nordstrom, Inc.	1,050
	Expiration October 2014, Exercise Price $70.00
27	Occidental Petroleum Corp.	1,161
	Expiration October 2014, Exercise Price $100.00
50	Paychex, Inc.	7,500
	Expiration October 2014, Exercise Price $43.00
40	Pfizer, Inc.	200
	Expiration October 2014, Exercise Price $31.00
30	Philip Morris International, Inc.	1,350
	Expiration October 2014, Exercise Price $85.00
60	Potash Corp. Saskatchewan, Inc.	360
	Expiration October 2014, Exercise Price $36.00
30	Procter & Gamble Co.	1,110
	Expiration October 2014, Exercise Price $85.00
25	Qualcomm, Inc.	1,325
	Expiration October 2014, Exercise Price $76.00
50	Sysco Corp.	4,150
	Expiration October 2014, Exercise Price $38.00
15	Target Corp.	1,500
	Expiration October 2014, Exercise Price $62.50
40	US Bancorp	560
	Expiration October 2014, Exercise Price $43.00
200	Vale SA - ADR	1,200
	Expiration October 2014, Exercise Price $12.00
30	Ventas, Inc.	7,050
	Expiration October 2014, Exercise Price $60.00
50	Verizon Communications, Inc.	2,050
	Expiration October 2014, Exercise Price $50.00
25	Walgreen Co.	625
	Expiration October 2014, Exercise Price $62.50
30	Wells Fargo & Co.	570
	Expiration October 2014, Exercise Price $53.50
34	Whole Foods Market, Inc.	2,006
	Expiration October 2014, Exercise Price $39.00
	TOTAL CALL OPTIONS WRITTEN	$123,957
	(Premiums Received - $179,648)

See accompanying notes to financial statements.

9

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2014

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

+	Variable rate security - interest rate is as of September 30, 2014.

^	Each security is subject to written call options.

*	Non-income producing security.

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying stock.

#	All or a portion of the security is segregated as collateral for options written as of September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $27,422,822 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$314,650
Unrealized depreciation	(1,209,935)
Net unrealized depreciation	$(895,285)

Portfolio Composition as of September 30, 2014

Breakdown by Sector (Unaudited)		Breakdown by Country (Unaudited)

	Percent of Net		Percent of Net
	Assets		Assets
Common Stock	98.9%	Common Stock	98.9%
Consumer, Non-cyclical	20.3%	United States	86.0%
Financial	12.9%	Switzerland	3.4%
Consumer, Cyclical	12.8%	Britain	3.1%
Technology	11.9%	Brazil	2.6%
Energy	10.8%	Australia	2.2%
Basic Materials	9.9%	Canada	1.6%
Communications	7.9%	Short-term Investments	4.3%
Industrial	6.2%	Call Options Written	(0.5)%
Utilities	6.2%	Other Assets Less Liabilities	(2.7)%
Short-term Investments	4.3%	Net Assets	100.0%
Call Options Written	(0.5)%
Other Assets Less Liabilities	(2.7)%
Net Assets	100.0%

See accompanying notes to financial statements.

10

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

Assets:
Investments in Securities at Value (Identified cost $27,601,016)	$26,651,494
Deposit with broker	60,780
Dividend and Interest Receivable	47,203
Prepaid Expenses and Other Assets	7,118
Total Assets	26,766,595

Liabilities:
Options Written (premiums received $179,648)	123,957
Payable for Securities Purchased	737,046
Payable to Affiliates	9,813
Accrued Advisory Fees	31,915
Distribution (12b-1) Fees payable	826
Accrued Expenses and Other Liabilities	23,890
Total Liabilities	927,447

Net Assets	$25,839,148

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest authorized; 334,731 shares of beneficial interest outstanding)	$3,744,703
Net Asset Value and Redemption Price Per Share (a) ($3,744,703/334,731 shares of beneficial interest outstanding)	$11.19
Offering Price Per Share ($11.19/0.9475)	$11.81

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized;1,972,476 shares of beneficial interest outstanding)	$22,094,445
Net Asset Value, Offering and Redemption Price Per Share (a) ($22,094,445/1,972,476 shares of beneficial interest outstanding)	$11.20

Composition of Net Assets:
At September 30, 2014, Net Assets consisted of:
Paid-in-Capital	$24,607,471
Accumulated net realized gain from securities transactions, options purchased, and options written	2,125,508
Net unrealized appreciation (depreciation) of:
Securities	(949,522)
Written Options	55,691
Net Assets	$25,839,148

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

11

The Covered Bridge Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

Investment Income:
Dividend Income	$461,495
Interest Income	396
Total Investment Income	461,891

Expenses:
Investment Advisory Fees	213,795
Transfer Agent Fees	43,984
Administration Fees	42,558
Fund Accounting Fees	29,701
Custody Fees	24,109
Registration & Filing Fees	20,590
Audit Fees	15,000
Chief Compliance Officer Fees	13,568
Printing Expense	12,399
Trustees’ Fees	11,490
Distribution (12b-1) fees - Class A	6,146
Legal Fees	5,332
Insurance Expense	444
Miscellaneous Expenses	4,035
Total Expenses	443,151
Less: Fee Waived by Adviser	(153,469)
Net Expenses	289,682
Net Investment Income	172,209

Net Realized and Unrealized Gain on Investments:
Net Realized Gain (Loss) on:
Investments and purchased options	1,477,761
Written options	649,625
Total net realized gain on investments	2,127,386

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(949,522)
Written options	55,691
Total net change in unrealized depreciation	(893,831)

Net Realized and Unrealized Gain on Investments	1,233,555

Net Increase in Net Assets Resulting From Operations	$1,405,764

See accompanying notes to financial statements.

12

The Covered Bridge Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Year
Ended
September 30, 2014 *
Operations:
Net Investment income	$172,209
Net realized gain from investments, options purchased, and options written	2,127,386
Net change in unrealized depreciation of investments and options written	(893,831)
Net Increase in Net Assets Resulting From Operations	1,405,764

Distributions to Shareholders From:
From net investment income:
Class A ($0.06)	(19,220)
Class I ($0.09)	(155,126)
Net decrease in net assets from distributions to shareholders	(174,346)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (334,035 shares)	3,535,985
Distributions Reinvested (1,727 shares)	19,221
Redemption fee proceeds	7
Cost of Shares Redeemed (1,031 shares)	(11,259)
Total Class A	3,543,954

Class I
Proceeds from Shares Issued (1,974,206 shares)	21,082,920
Distributions Reinvested (8,388 shares)	93,346
Redemption fee proceeds	44
Cost of Shares Redeemed (10,118 shares)	(112,534)
Total Class I	21,063,776

Total Capital Share Transactions	24,607,730

Total Increase in Net Assets	25,839,148

Net Assets:
Beginning of Year	—
End of Year +	$25,839,148

+ Includes accumulated net investment income of:	$—

*	The Fund commenced operations October 1, 2013.

See accompanying notes to financial statements.

13

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout the year presented.

For the
Year Ended
September 30, 2014 (1)

Net Asset Value, Beginning of Year	$10.00
Increase From Operations:
Net investment income (2)	0.08
Net gain from investments (both realized and unrealized)	1.17
Total from operations	1.25

Less Distributions:
From net investment income	(0.06)
Total Distributions	(0.06)

Paid in capital from redemption fees (4)	0.00

Net Asset Value, End of Year	$11.19

Total Return (3)	12.55%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$3,745

Ratio of gross expenses to average net assets (5)	2.69%
Ratio of net expenses to average net assets	1.90%
Ratio of net investment income to average net assets (6)	0.76%
Portfolio turnover rate	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, excluding the effect of sales loads and redemptions fees, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Represents the ratio of net investment income to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

14

The Covered Bridge - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout the year presented.

For the
Year Ended
September 30, 2014 (1)

Net Asset Value, Beginning of Year	$10.00
Increase From Operations:
Net investment income (2)	0.11
Net gain from investments (both realized and unrealized)	1.18
Total from operations	1.29

Less Distributions:
From net investment income	(0.09)
Total Distributions	(0.09)

Paid in capital from redemption fees (4)	0.00

Net Asset Value, End of Year	$11.20

Total Return (3)	12.88%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$22,094

Ratio of gross expenses to average net assets (5)	2.44%
Ratio of net expenses to average net assets	1.65%
Ratio of net investment income to average net assets (6)	1.04%
Portfolio turnover rate (5)	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, excluding the effect of sales loads and redemptions fees, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Represents the ratio of net investment income to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

15

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), on a diversified, open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with

16

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Continued)

respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$25,551,413	$—	$—	$25,551,413
Short-Term Investment	1,100,081	—	—	1,100,081
Total	$26,651,494	$—	$—	$26,651,494

Liabilities
Call Options Written	$122,522	$1,435	$—	$123,957
Total	$122,522	$1,435	$—	$123,957

The Fund did not hold any Level 3 securities during the year ended September 30, 2014.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended September 30, 2014.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

17

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Continued)

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The number of call option contracts written and the premiums received by the Fund during the year ended September 30, 2014, were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	—	$—
Options Written	22,174	1,773,322
Options Closed	(3,525)	(348,870)
Options Exercised	(9,911)	(791,225)
Options Expired	(6,037)	(453,579)
Outstanding at End of Year	2,701	$179,648

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2014.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets &	the Statement of	Financial	Cash Collateral
Description	Recognized Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Call Options Written	$123,957	$—	$123,957	$63,177	$60,780	$—
Total	$123,957	$—	$123,957	$63,177	$60,780	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

18

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Continued)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions expected to be taken in the Fund’s 2014 return and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions as of and for the year ended September 30, 2014. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets. For the year ended September 30, 2014, the Adviser earned management fees of $213,795.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2015, so that the total annual operating expenses of the Fund do not exceed 1.90% and 1.65% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years of when the amounts were waived. As

19

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Continued)

of September 30, 2014, the Adviser waived and reimbursed fees of $153,469, the potential for recoupment will expire on September 30, 2017.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, with respect to the Fund, the Trusts’ Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. During the year ended September 30, 2014, pursuant to the Plan, the Fund paid $6,146. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended September 30, 2014, the Distributor did not receive any fees in underwriting commissions for sales of Class A shares.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2014, amounted to $72,210,950 and $47,253,782, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. For the year ended September 30, 2014, the Fund had $7 and $44 in redemption fees for Class A and Class I, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$174,346

20

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Continued)

As of September 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Other	Unrealized	Total
Ordinary	Long-Term	Book/Tax	Appreciation/	Accumulated
Income	Gains	Differences	(Depreciation)	Earnings/(Deficits)
$2,139,286	$1,528	$(13,852)	$(895,285)	$1,231,677

The difference between book basis and tax basis accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, and adjustments for non-deductible expenses, real estate investment trusts and return of capital distributions from corporations, resulted in reclassifications for the year ended September 30, 2014 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Gains
$(259)	$2,137	$(1,878)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)9 of the 1940 Act. As of September 30, 2014, Charles Schwab & Co, Inc. and Constellation Trust, accounts holding shares for the benefit of others in nominee name, held approximately 70% and 30%, respectively of the voting securities of the Fund’s Class A shares. As of September 30, 2014, Charles Schwab & Co, Inc., in accounts holding shares for the benefit of others in nominee name, held approximately 57% of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of The Covered Bridge Fund

We have audited the accompanying statement of assets and liabilities of The Covered Bridge Fund, (the “Fund”), a series of shares of beneficial interest in the Northern Lights Fund Trust III, including the portfolio of investments, as of September 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year October 1, 2013 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the of The Covered Bridge Fund as of September 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the year October 1, 2013 to September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 25, 2014

22

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the-Trustees manage the day to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	York Capital Corp.(July 2014 - Present); Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	32	Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980- 2008).	32	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

9/30/14-NLFT III-V1

23

The Covered Bridge Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-339-4230.

9/30/14-NLFT III-V1

24

The Covered Bridge Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(4/1/14)	(9/30/14)	(4/1/14 to 9/30/14)*
Actual
Class A	$1,000.00	$1,036.60	$9.70
Class I	$1,000.00	$1,037.70	$8.43
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.54	$9.60
Class I	$1,000.00	$1,016.80	$8.34

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.90% and 1.65% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

25

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER

Stonebridge Capital Advisors, LLC

2550 University Avenue West, Suite 180 South

Saint Paul, Minnesota 55114

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $13,000

(b)

Audit-Related Fees

2014 – None

(c)

Tax Fees

2014 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/5/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/5/14